4

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

EngageSmart, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EngageSmart, Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

May 17, 2023

12:00 p.m. (Eastern time)

ENGAGESMART, INC.

30 BRAINTREE HILL OFFICE PARK, SUITE 101

BRAINTREE, MASSACHUSETTS 02184

April 5, 2023

To Our Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of EngageSmart, Inc. at 12:00 p.m. Eastern time, on Wednesday, May 17, 2023. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 3 of the proxy statement for more information about how to attend the meeting online.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Paul G. Stamas

Chairman of the Board

OTHER MATTERS	36

SOLICITATION OF PROXIES	36

ENGAGESMART’S ANNUAL REPORT ON FORM 10-K	38

ENGAGESMART, INC.

30 Braintree Hill Office Park, Suite 101

Braintree, Massachusetts 02184

Notice of Annual Meeting of Stockholders

To Be Held WEDNESDAY, May 17, 2023

The Annual Meeting of Stockholders (the “Annual Meeting”) of EngageSmart, Inc., a Delaware corporation (the “Company”), will be held at 12:00 p.m. Eastern time on Wednesday, May 17, 2023. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ESMT2023 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

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To elect Matthew G. Hamilton, David Mangum and Raph Osnoss as Class II directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
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To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
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To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on March 24, 2023 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Investor Relations, at IR@engagesmart.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares of common stock be represented regardless of the number of shares of common stock you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares of common stock via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Scott Semel

Chief Legal Officer and Secretary

Braintree, Massachusetts

April 5, 2023

ENGAGESMART, INC.

30 Braintree Hill Office Park, Suite 101

Braintree, Massachusetts 02184

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of EngageSmart, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Wednesday, May 17, 2023 (the “Annual Meeting”), at 12:00 p.m., Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. We believe the virtual meeting technology provides expanded stockholder access while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ESMT2023 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of shares of our common stock, par value $0.001 per share (the “Common Stock”), as of the close of business on March 24, 2023 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 166,580,027 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2022 (the “2022 Annual Report”) will be released on or about April 5, 2023 to our stockholders on the Record Date.

In this proxy statement, “EngageSmart”, “Company”, “we”, “us”, and “our” refer to EngageSmart, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, MAY 17, 2023

This Proxy Statement and our 2022 Annual Report to Stockholders are available at http://www.proxyvote.com

Proposals

At the Annual Meeting, our stockholders will be asked:

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To elect Matthew G. Hamilton, David Mangum and Raph Osnoss as Class II directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
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To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
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To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Recommendations of the Board

The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

•
FOR the election of Matthew G. Hamilton, David Mangum and Raph Osnoss as Class II directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified; and
•
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because the Company’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, the Company is making this proxy statement and its 2022 Annual Report available to its stockholders electronically via the Internet. On or about April 5, 2023, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2022 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2022 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is March 24, 2023. You are entitled to vote at the Annual Meeting only if you were a holder of record of Common Stock at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote on all matters presented at the Annual Meeting. At the close of business on the Record Date, there were 166,580,027 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, and you would like to vote your shares online at the Annual Meeting, you should contact your bank or brokerage firm to obtain your 16-digit control number or otherwise vote through the bank or brokerage firm.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the outstanding Common Stock entitled to vote at the Annual Meeting, present by means of remote communication or represented by proxy, shall constitute a quorum at the Annual Meeting.

Who can attend the Annual Meeting?

The Company has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are a Company stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/ESMT2023. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 12:00 p.m., Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m., Eastern time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting or the holders of a majority of the voting power present by means of remote communication or represented by proxy at the Annual Meeting, and entitled to vote at the Annual Meeting, may adjourn the Annual Meeting to another time and/or place from time to time until a quorum shall be present by means of remote communication or represented by proxy.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

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by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
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by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
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by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
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Electronically at the Meeting—If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on May 16, 2023. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

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by submitting a duly executed proxy bearing a later date;
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by granting a subsequent proxy through the Internet or telephone;
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by giving written notice of revocation to the Secretary of the Company prior to the Annual Meeting; or
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by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations begin on page 1 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting?

We believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/ESMT2023. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/ESMT2023.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

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irrelevant to the business of the Company or to the business of the Annual Meeting;
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related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
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related to any pending, threatened or ongoing litigation;
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related to personal grievances;
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derogatory references to individuals or that are otherwise in bad taste;

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substantially repetitious of questions already made by another stockholder;
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in excess of the two question limit;
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in furtherance of the stockholder’s personal or business interests; or
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out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three (3) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of Common Stock present by means of remote communication or represented by proxy at the meeting and entitled to vote.	Abstentions will have the same effect as votes against the proposal. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have the same effect as a vote against the ratification of the appointment of Deloitte & Touche LLP.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

At the Annual Meeting, three (3) Class II directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2026 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

We currently have eight (8) directors on our Board. Our current Class II Directors are Matthew G. Hamilton, David Mangum and Raph Osnoss. The Board has nominated each of the foregoing director candidates to serve as Class II directors until the 2026 Annual Meeting.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three (3) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

In accordance with our Amended and Restated Certificate of Incorporation and Bylaws, our Board is divided into three classes with staggered three year terms. At each annual meeting of stockholders, the successors to the directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. The current class structure is as follows: Class I, whose current term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose current term will expire at the Annual Meeting and, if elected at the Annual Meeting, whose subsequent term will expire at the 2026 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. The current Class I Directors are Deborah A. Dunnam, Preston McKenzie and Diego Rodriguez; the current Class II Directors are Matthew G. Hamilton, David Mangum and Raph Osnoss; and the current Class III Directors are Robert P. Bennett and Paul G. Stamas.

Our Amended and Restated Certificate of Incorporation and Bylaws provide that subject to any rights of the holders of any series of preferred stock then outstanding to elect additional directors under specified circumstances or otherwise, the authorized number of directors may be changed from time to time by the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Subject to the rights of the holders of any series of preferred stock then outstanding, and the terms of our Stockholders' Agreement as described below, our directors may be removed only for cause by the affirmative vote of stockholders representing at least sixty-six and two-thirds percent (66 2⁄3%) of the voting power of the then outstanding shares of stock entitled to vote in the election of directors.

In connection with our initial public offering (“IPO”) of our Common Stock in September 2021, we entered into a stockholders’ agreement (the “Stockholders’ Agreement”) with General Atlantic (IC), L.P. (together with its affiliated investment entities, “General Atlantic”), affiliates of Summit Partners (collectively, “Summit”), and Robert P. Bennett, which provides General Atlantic and Summit with the right to nominate a specified number of our directors determined based on the voting power held by General Atlantic and Summit. The Stockholders’ Agreement provides, in part, that for so long as General Atlantic beneficially owns shares of Common Stock representing at least 50% of the Common Stock then outstanding, the stockholders of the Company shall have the right to remove directors (other than Mr. Bennett and the director nominated by Summit) with or without cause upon the vote of holders that beneficially own shares of Common Stock representing over 50% of the Common Stock then outstanding. For more information, see “Certain Relationships and Related Person Transactions—Stockholders’ Agreement”.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as directors of the persons whose names and biographies appear below. In the event that any of Messrs. Hamilton, Mangum or Osnoss should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve if elected. Each of the director nominees has consented to being named in this proxy statement and to serve if elected.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three (3) nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below director nominees.

Nominees For Class II Directors (terms to expire at the 2026 Annual Meeting)

The current members of the Board of Directors who are Class II Directors and are also nominees for election to the Board of Directors are as follows:

Name	Age	Served as a Director Since	Position with EngageSmart
Matthew G. Hamilton	39	2018	Director
David Mangum	57	2019	Director
Raph Osnoss	36	2019	Director

Matthew G. Hamilton has served as a member of our board of directors since 2019. Previously, Mr. Hamilton served on the board of InvoiceCloud, LLC, the predecessor of the Company and a current subsidiary of the Company, since April 2015. Mr. Hamilton is also a Managing Director at Summit, a private equity firm, where he has served in various roles since 2005. Mr. Hamilton has also served on the board of directors of a.k.a. Brands since July 2018, and Solo Brands, Inc. since October 2020. Mr. Hamilton holds a Bachelor of Arts in Economics from Colby College. We believe Mr. Hamilton’s investment experience and his service on the board of directors of numerous companies make him well-qualified to serve as a member of our Board of Directors.

David Mangum has served as a member of our board of directors since 2019. Mr. Mangum has also served as a Senior Advisor at General Atlantic, a global growth investment firm, since June 2019. Prior to joining General Atlantic, Mr. Mangum was President and Chief Operating Officer of Global Payments Inc., a financial technology company, where he served in various roles from 2008 until August 2018. From 2007 to 2008, he served as Executive Vice President at Fiserv Corp., a financial services technology provider which acquired CheckFree Corporation, provider of financial electronic commerce solutions in 2007. Mr. Mangum also served as Executive Vice President, Chief Financial Officer and in various other roles at CheckFree Corporation, an online billing company, from 1999 to 2007. Mr. Mangum served on the board of directors of Thunder Bridge Acquisition II, LTD., a blank check company, from 2019 to 2021. Since 2021, Mr. Mangum has served on the board of directors of Thunder Bridge Capital Partners III Inc., a blank check company and Thunder Bridge Capital Partners IV, Inc., a blank check preferred company. Mr. Mangum holds a Bachelor of Arts in Political Science from Carleton College. We believe Mr. Mangum’s experience as an executive in payment technology companies makes him well-qualified to serve as a member of our Board of Directors.

Raph Osnoss has served as a member of our board of directors since 2019. Mr. Osnoss currently serves as a Managing Director at General Atlantic, a global growth investment firm, and focuses on the firm’s investments in the financial services sector. Prior to joining General Atlantic, Mr. Osnoss was an Associate at Berkshire Partners, a private equity firm, from 2010 to 2012. Previously, he was also an analyst in the Investment Banking Division of Goldman Sachs from 2008 to 2010. He currently serves on the board of directors of Alkami Technology, Inc., a cloud-based digital banking platform. Mr. Osnoss holds a Bachelor of Science in economics from the Wharton School at the University of Pennsylvania and a Master of Business Administration from Harvard Business School. We believe Mr. Osnoss is qualified to serve on our Board of Directors because of his knowledge of technology and the financial services industry.

Continuing members of the Board of Directors:

Class III Directors (terms to expire at the 2024 Annual Meeting)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with EngageSmart
Robert P. Bennett	66	2019	Founder, Chief Executive Officer and Director
Paul G. Stamas	41	2019	Chairman

Robert P. Bennett has served as our Founder, Chief Executive Officer and as a member of our board of directors since 2019. Prior to serving in these roles, Mr. Bennett served as Chief Executive Officer of Invoice Cloud, Inc., the predecessor of the Company and a current subsidiary of the Company, since 2009. From December 2001 to 2008, he served as the President of Sage Payment Solutions. Prior to that, Mr. Bennett served in senior leadership roles at Verus Financial Management and MIC, Inc, as well as formed his first business, MicroFridge, Inc. Mr. Bennett also previously served on the board of directors of Walpole Cooperative Bank from 2011 to November 2022. Mr. Bennett holds a Bachelor of Arts in Applied Math and Computer Science from the University of Maine and a Master of Science in Engineering Management from Northeastern University. We believe that Mr. Bennett’s experience and success in both the payment solutions and SaaS industries make him well-qualified to serve on our Board of Directors.

Paul G. Stamas has served as chairman of our board of directors since 2019. Since August 2010, Mr. Stamas has served as Managing Director and as the Global Head of Financial Services since 2022, at General Atlantic, a global growth investment firm. Prior to joining General Atlantic, Mr. Stamas was an Associate at Welsh, Carson, Anderson & Stowe from September 2006 to June 2008, concentrating on investments in the healthcare services and information & business services sectors. Prior to that, he was an analyst in the Consumer Retail Group in the Investment Banking division at Goldman Sachs from July 2004 to July 2006. Mr. Stamas holds a Bachelor of Science and Engineering in Operations Research & Financial Engineering from Princeton University and a Master of Business Administration from Harvard Business School. We believe Mr. Stamas is qualified to serve on our Board of Directors because of his knowledge of technology and the financial services industry and his service on the board of directors of numerous companies.

Class I Directors (terms to expire at the 2025 Annual Meeting)

The current members of the Board of Directors who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with EngageSmart
Deborah A. Dunnam	64	2021	Director
Preston McKenzie	55	2019	Director
Diego Rodriguez	53	2022	Director

Deborah A. Dunnam has served as a member of our board of directors since 2021. Ms. Dunnam has been the Chief Commercial Officer at Dropbox, Inc., a provider of cloud-based file hosting services since August 2020. Prior to joining Dropbox, Ms. Dunnam served as Chief Operating Officer of ServiceSource from September 2018 to August 2020, a provider of outsourced inside sales and retention solutions, and as Corporate Vice President of Inside Sales at Microsoft from January 2016 to June 2018. Prior to that, she also held various senior roles at Cisco Systems, including serving as Senior Vice President of Worldwide Services Sales and Global Customer Success. Ms. Dunnam holds a Bachelor of Business Administration in Marketing and Social Science from Northwood University. We believe Ms. Dunnam is qualified to serve on our Board of Directors because of her experience as an executive at technology companies.

Preston McKenzie has served as a member of our board of directors since 2019. Mr. McKenzie has served as Operating Partner at General Atlantic, a global growth investment firm, since 2019, after serving as a Special Advisor from 2017 to 2018. Prior to joining General Atlantic, Mr. McKenzie served as Chief Executive Officer of NEWSCYCLE Solutions from November 2013 to May 2017, and Chief Executive Officer of MicroEdge from June 2010 to November 2013. Prior to that, he also held various senior roles at Thomson Reuters, including serving as Vice President and General Manager of their Business Development division. Mr. McKenzie holds a Bachelor of Arts in Journalism from the University of North Carolina and a Master of Business Administration from the University of Minnesota. We believe Mr. McKenzie’s experience as an executive in technology and his service on the board of directors of numerous companies make him well-qualified to serve as a member of our Board of Directors.

Diego Rodriguez has served as a member of our board of directors since January 2022. Mr. Rodriguez served as the Executive Vice President, Chief Product and Design Officer at Intuit Inc., a financial software company, from November 2017 to January 2021. Prior to Intuit Inc., Mr. Rodriguez served as a Senior Partner, Global Managing Director, and in other various roles at IDEO from December 2004 to November 2017. Mr. Rodriguez has served on the board of directors of LendingTree, Inc. since April 2022. Mr. Rodriguez previously served on the Harvard University Board of Overseers from May 2018 to May 2020, and as an Entrepreneur-in-Residence at Harvard Business School from August 2011 to July 2015. Mr. Rodriguez is also a founding facility member of the Hasso Plattner Institute of Design at Stanford (aka “the d.school”) from November 2004 to June 2015. Mr. Rodriguez is currently a Global Advisor to Harvard Business School and a Professor of the Practice at Boise State University. Mr. Rodriguez holds a Bachelor of Arts in Values, Technology Science & Society and a Bachelor of Science in

Mechanical Engineering from Stanford University, and a Master of Business Administration from Harvard Business School. We believe Mr. Rodriguez is qualified to serve on our Board of Directors because of his experience driving innovation for both enterprise and small and medium sized business clients.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Deloitte & Touche LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2022. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2024. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of a majority in voting power of Common Stock present by means of remote communication or represented by proxy at the meeting and entitled to vote. Abstentions will have the same effect as votes against the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Deloitte & Touche LLP, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of as EngageSmart, Inc., a Delaware corporation (the “Company”) for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

David Mangum (Chair)

Deborah A. Dunnam

Diego Rodriguez

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of Deloitte & Touche LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2022	2021
Audit Fees	$1,190,000	$816,000
Audit-Related Fees	—	1,500,000
Tax Fees	162,680	126,007
All Other Fees	3,790	1,895
Total Fees	$1,356,470	$2,443,902

Audit Fees

Audit fees for the fiscal years ended December 31, 2022 and 2021 include the aggregate fees incurred for the audits of our annual consolidated financial statements, reviews of each interim unaudited consolidated financial statements included in our quarterly reports, and other matters related to our SEC compliance and filings.

Audit-Related Fees

Audit related fees for the fiscal year ended December 31, 2021 consist of fees associated with services rendered in connection with our IPO, including our registration statements on Form S-1 and Form S-8.

Tax Fees

Tax fees for the fiscal years ended December 31, 2022 and 2021 consist of fees for professional services rendered for assistance with tax compliance and planning services.

All Other Fees

All other fees for the fiscal year ended December 31, 2022 and 2021 include subscription fees for a software service.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Deloitte & Touche LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte & Touche LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may, on a periodic basis, review and generally pre-approve the services (and related fee levels or budgeted amounts) that may be provided by Deloitte & Touche LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre‑approved all services performed since the Pre‑Approval Policy was adopted.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Robert P. Bennett(1)	66	Founder, Chief Executive Officer and Director
Cassandra Hudson	40	Chief Financial Officer
Scott Semel	67	Chief Legal Officer and Secretary
Jonathan Seltzer	41	President, SMB Solutions
Kevin O’Brien	47	President, Enterprise Solutions
(1)
See page 10 of this proxy statement for the biography of Robert P. Bennett.

Cassandra Hudson has served as our Chief Financial Officer since November 2020. Prior to joining the Company, Ms. Hudson was the Vice President of Finance and Chief Accounting Officer for Carbonite, Inc., a provider of data protection products for businesses, from November 2014 to March 2020. Ms. Hudson held various positions at Carbonite, Inc., including Corporate Controller from October 2012 to November 2014, Director of Finance from March 2011 to October 2012, Accounting Manager from March 2009 to March 2011 and a Senior Accountant from March 2008 to March 2009. Ms. Hudson holds a Bachelor of Arts in Corporate Finance and Accounting and a Master of Business Administration in Accounting each from Bentley University and is a Certified Public Accountant in the Commonwealth of Massachusetts.

Scott Semel has served as our Chief Legal Officer and Secretary since March 2022. Prior to joining the Company, Mr. Semel served as Interim General Counsel of Carbonite, Inc., a provider of data protection products for businesses, from September 2019 to December 2019. Mr. Semel also served as the Acting General Counsel and Senior Vice President of People for Information Builders, Inc., a software company, from February 2019 to September 2019. Prior to this, Mr. Semel served as Executive Vice President, General Counsel of Legal, Security and Compliance of Intralinks Holdings, Inc., a collaboration software company, from January 2012 to January 2017. Mr. Semel holds a J.D. from New England Law and a Bachelor of Arts in Political Science from Boston University.

Jonathan Seltzer has served as our President of SMB Solutions since June 2021. Mr. Seltzer previously served as Chief Operating Officer of the Company from January 2021 to June 2021 and Executive Vice President of Business and Corporate Development of the Company from September 2019 to January 2021. Prior to joining the Company, Mr. Seltzer served as Chief Financial Officer and Head of Corporate Development at CLEAResult Consulting Inc., a company focused on energy efficiency, where he held various other roles from March 2014 to January 2019. Mr. Seltzer holds a Bachelor of Arts in Political Science from the University of Wisconsin-Madison.

Kevin O’Brien has served as our President of Enterprise Solutions since February 2022. Prior to joining the Company, Mr. O’Brien was the Divisional Vice President and General Manager of the Product Lifecycle Management ("PLM") segment at PTC Inc., a computer software and services company, where he held various other roles from April 2016 to January 2022. Mr. O’Brien also held various positions at Oracle Corporation from August 2005 to April 2016, including Director of Worldwide Alliances & Channels Strategy and Senior Director, Worldwide ISV Business Development. Mr. O’Brien holds a Bachelor of Arts in Government from Colby College and a Master of Business Administration in General Management from Harvard Business School.

CORPORATE GOVERNANCE

General

Our Board has adopted Corporate Governance Guidelines, a Code of Conduct, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Conduct in the “Governance” section of the “Investors” page of our website located at investors.engagesmart.com, or by writing to our Secretary at our offices at 30 Braintree Hill Office Park, Suite 101, Braintree, Massachusetts 02184.

Board Composition

Our Board currently consists of eight (8) members: Robert P. Bennett, Paul G. Stamas, Deborah A. Dunnam, Matthew G. Hamilton, David Mangum, Preston McKenzie, Raph Osnoss and Diego Rodriguez. Our Amended and Restated Certificate of Incorporation and Bylaws provide that subject to any rights of the holders of any series of preferred stock then outstanding to elect additional directors under specified circumstances or otherwise, the authorized number of directors may be changed only by resolution of the Board of Directors. Subject to the rights of the holders of any series of preferred stock then outstanding, and subject to the Stockholders' Agreement, our directors may be removed for cause only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2⁄3%) in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors. The Stockholders’ Agreement provides, in part, that for so long as General Atlantic beneficially owns shares of Common Stock representing at least 50% of the Common Stock then outstanding, the stockholders of the Company shall have the right to remove directors (other than the director nominated by Summit and Mr. Bennett) with or without cause upon the vote of holders that beneficially own shares of Common Stock representing over 50% of the Common Stock then outstanding.

Stockholders’ Agreement

Pursuant to our Stockholders’ Agreement, General Atlantic and Summit have the right to nominate a specified number of our directors determined based on the voting power held by General Atlantic and Summit. For so long as General Atlantic beneficially owns shares of Common Stock representing over 50% of the Common Stock then outstanding, General Atlantic is entitled to nominate five directors to serve on our board of directors, at least two of which such directors must be “independent directors” under applicable law and stock exchange listing standards. For so long as General Atlantic beneficially owns shares of Common Stock representing at least 30% but less than or equal to 50% of the Common Stock then outstanding, General Atlantic is entitled to nominate three directors to serve on our board of directors. For so long as General Atlantic beneficially owns shares of Common Stock representing at least 20% but less than 30% of the Common Stock then outstanding, General Atlantic is entitled to nominate two directors to serve on our board of directors. For so long as General Atlantic beneficially owns shares of Common Stock representing at least 10% of the Common Stock then outstanding, General Atlantic is entitled to nominate one director to serve on our board of directors. For so long as Summit beneficially owns at least 10% of the Common Stock then outstanding, Summit will be entitled to nominate one director to serve on our board of directors. For more information, see “Certain Relationships and Related Person Transactions—Stockholders’ Agreement”.

Director Independence

Our Board has determined that each of Deborah A. Dunnam, Matthew G. Hamilton, David Mangum, Preston McKenzie, Raph Osnoss, Diego Rodriguez, and Paul G. Stamas qualifies as “independent” in accordance with the listing requirements of the New York Stock Exchange (“NYSE”). In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Controlled Company Exemption

We are a “controlled company” under the rules of the NYSE. The rules of the NYSE define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group, or another company. As of the Record Date, General Atlantic beneficially owns approximately 54.2% of the combined voting power of our outstanding capital. As a result, we qualify for exemptions from certain corporate governance requirements under the NYSE rules, including the following requirements:

•
that a majority of our Board consist of directors who qualify as “independent” as defined under the rules of the NYSE;
•
that we have a nominating and corporate governance committee and, if we have such a committee, that it is composed entirely of independent directors; and
•
that we have a compensation committee and, if we have such a committee, that it is composed entirely of independent directors.

Notwithstanding the availability of these exemptions, our Board currently consists of a majority of directors who qualify as “independent” under the rules of the NYSE. Additionally, as described below, we maintain both a nominating and corporate governance committee and a compensation committee that consist entirely of independent directors.

Executive Sessions

Our non-management directors meet in executive session without management directors or other members of management present on a regularly scheduled basis. Each executive session is presided over by Paul G. Stamas, our Chairman of the Board.

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board, subject to the Stockholders' Agreement. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. Matthew G. Hamilton was initially recommended to serve on our Board by Summit. David Mangum and Raph Osnoss were each initially recommended to serve on our Board by General Atlantic, our majority shareholder.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, strong ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member or executive officer of another publicly held company; professional and academic experience relevant to the Company’s industry; leadership skills; experience in finance and accounting and/or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience, gender identification as an underrepresented minority or as LGBQT+, practical and mature business judgment, including but not limited to, the ability to make independent analytical judgments. The Nominating & Corporate Governance Committee and the Board are committed to actively seeking out highly qualified women and individuals from minority groups to include in the pool from which new Board candidates are chosen. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, EngageSmart, Inc., 30 Braintree Hill Office Park, Suite 101, Braintree, Massachusetts 02184. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Interested Parties

Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the Chairman of the Board, chairperson of any of the Audit, Nominating and Corporate Governance, and Compensation Committees, or to the nonmanagement or independent directors as a group, may do so by addressing such communications or concerns to the Secretary of the Company, EngageSmart, Inc., 30 Braintree Hill Office Park, Suite 101, Braintree, Massachusetts 02184, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.

Board Leadership Structure and Role in Risk Oversight

Our Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. We currently have an independent Chairman of the Board and a majority of our Board is comprised of independent directors. Our Board believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. For these reasons, our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

If, in the future, the Chair of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a Lead Director. The Lead Director’s responsibilities would include, but would not be limited to, presiding over all meetings of the Board of Directors at which the Chair of the Board is not present, including any executive sessions of the independent directors, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Chair of the Board.

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management and for overseeing management of regulatory risks. Our Audit Committee is responsible for discussing our policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which our exposure to risk is handled, and for overseeing financial and cybersecurity risks. Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest. Our Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Code of Business Conduct and Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, investors.EngageSmart.com, in the “Governance Documents” section under “Corporate Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of the NYSE concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Anti-Hedging Policy

Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Attendance by Members of the Board of Directors at Meetings

There were six (6) meetings of the Board of Directors during the fiscal year ended December 31, 2022. During the fiscal year ended December 31, 2022, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which are available on our website at investors.engagesmart.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend. Seven (7) of our directors attended the 2022 Annual Meeting of Stockholders.

COMMITTEES OF THE BOARD

Our Board has established three (3) standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Paul G. Stamas		X	Chairperson
Deborah A. Dunnam	X
Matthew G. Hamilton		X
David Mangum	Chairperson
Preston McKenzie		Chairperson
Raph Osnoss			X
Diego Rodriguez	X		X

Audit Committee

Our Audit Committee’s responsibilities include:

•
appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;
•
discussing with our independent registered public accounting firm their independence from management;
•
reviewing with our independent registered public accounting firm the scope and results of their audit;
•
pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;
•
overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
•
reviewing our policies on risk assessment and risk management, including but not limited to cybersecurity and information security;
•
reviewing related person transactions; and
•
establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters.

The Audit Committee charter is available on our website at investors.engagesmart.com. The current members of the Audit Committee are Deborah A. Dunnam, David Mangum and Diego Rodriguez. David Mangum serves as the Chairperson of the committee. Matthew G. Hamilton served as a member of our Audit Committee until October 27, 2022, at which time he resigned as a member of the Audit Committee and Diego Rodriguez was appointed to serve. Our Board has affirmatively determined that each of Deborah A. Dunnam, David Mangum, Diego Rodriguez, is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the NYSE Rules, including those related to Audit Committee membership.

The members of our Audit Committee meet the requirements for financial literacy under the applicable NYSE rules. In addition, our Board has determined that David Mangum qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. No Audit Committee member currently serves on the audit committee of more than three public companies.

The Audit Committee met five (5) times in 2022.

Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

•
reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving (either alone, or if directed by the Board, in connection with a majority of the independent members of the Board of Directors) the compensation of our Chief Executive Officer;
•
reviewing and setting or making recommendations to our Board regarding the compensation of our other executive officers;
•
reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements;
•
making recommendations to our Board regarding the compensation of our directors;
•
overseeing matters related to the Company’s human capital management; and
•
appointing and overseeing any compensation consultants.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our website at investors.engagesmart.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2022, the Compensation Committee engaged the compensation consulting firm Compensia, Inc. (“Compensia”) to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation Committee reviewed a compensation assessment provided by Compensia comparing our compensation to that of a group of peer companies within our industry and met with Compensia to discuss our executive and non-employee director compensation and to receive input and advice. Compensia reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Compensia and has determined that Compensia’s work does not raise a conflict of interest.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an executive officer the authority to grant equity awards to certain employees and consultants, as further described in its charter and subject to the terms of our equity plans.

The members of our Compensation Committee are Matthew G. Hamilton, Preston McKenzie and Paul G. Stamas. Present McKenzie serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under NYSE’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

The Compensation Committee met six (6) times in 2022.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s responsibilities include:

•
identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board of Directors;
•
recommending to our Board of Directors the nominees for election to our Board at annual meetings of our stockholders;
•
developing and recommending to our Board of Directors Corporate Governance Guidelines, and reviewing and recommending to our Board proposed changes to our Corporate Governance Guidelines from time to time;

•
overseeing director orientation and education in accordance with the Board of Directors Corporate Governance Guidelines, Company policy and operations and changing regulations and compliance issues;
•
overseeing Company’s efforts with regard to environmental, social, including but not limited to Diversity Equity Inclusion, and governance matters; and
•
developing and recommending to our Board of Directors a set of corporate governance guidelines.

The Nominating and Corporate Governance Committee charter is available on our website at investors.engagesmart.com. The members of our Nominating and Corporate Governance Committee are Raph Osnoss, Diego Rodriguez and Paul G. Stamas. Deborah A. Dunnam served as a member of the Nominating and Corporate Governance Committee until February 9, 2022 at which time she resigned as a member of the Nominating and Corporate Governance Committee and Diego Rodriguez was appointed to serve. Paul G. Stamas serves as the Chairperson of the Nominating and Corporate Governance Committee. Our Board of Directors has affirmatively determined that each of Raph Osnoss, Diego Rodriguez, Paul G. Stamas and, for the period in which she served on the Nominating and Corporate Governance Committee, Deborah A. Dunnam meets the definition of “independent director” under the NYSE rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee met four (4) times in 2022.

EXECUTIVE AND DIRECTOR COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the "Summary Compensation Table" below. In 2022, our "named executive officers" and their positions were as follows:

•
Robert P. Bennett, Chief Executive Officer (principal executive officer);
•
Kevin O’Brien, President, Enterprise Solutions; and
•
Scott Semel, Chief Legal Officer.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.

Summary compensation table

The following table sets forth information concerning the compensation of our named executive officers for the year ended December 31, 2022 and December 31, 2021.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Robert P. Bennett	2022	600,000	—	—	357,000	1,500	958,500
Chief Executive Officer	2021	600,000	999,986	786,000	280,800	500	2,667,286
Kevin O’Brien(4)	2022	412,500	3,836,176	—	201,773	4,613	4,455,061
President, Enterprise Solutions
Scott Semel(4)	2022	270,833	2,292,702	—	162,117	1,828	2,727,480
Chief Legal Officer
(1)
In accordance with SEC rules, these amounts reflect the aggregate grant-date fair value of the restricted stock unit and option awards granted during 2022 and 2021, as applicable, computed in accordance with ASC Topic 718 for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 13 – Stock-based Compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the restricted stock units or stock options, the exercise of the stock options, or the sale of the common stock underlying such restricted stock units or stock options.
(2)
Amounts reflect annual cash performance-based bonuses earned during the years ended December 31, 2022 and December 31, 2021, as applicable. For additional information about the annual cash performance-based bonuses for 2022, please see the section titled “2022 bonuses” below.
(3)
Amounts reflect 401(k) plan matching contributions made by the Company in 2022 and 2021.
(4)
Mr. O’Brien commenced employment with us on February 1, 2022 and Mr. Semel commenced employment with us on March 1, 2022.

Narrative to summary compensation table

2022 salaries

The named executive officers receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. As of December 31, 2022, the base salaries of Mr. Bennett, Mr. O’Brien and Mr. Semel were $600,000, $450,000 and $325,000, respectively. The base salary for Mr. Bennett for the year ended December 31, 2022 was unchanged from 2021. The base salaries for Messrs. O’Brien and Semel were established upon the commencement of their employment effective February 1, 2022 and March 1, 2022, respectively, and were unchanged for the year ended December 31, 2022.

2022 bonuses

We provide annual incentive cash bonuses, which we refer to as “Annual Bonuses,” to our named executive officers. Messrs. Bennett and Semel were eligible to earn incentive cash bonuses under our 2022 Corporate Annual Bonus Plan (the “Corporate Annual Bonus Plan”). Under the Corporate Annual Bonus Plan, Annual Bonuses for 2022 were determined based on achievement of total Company revenue, and Company Adjusted EBITDA targets. Mr. O’Brien was eligible to earn an incentive cash bonus under our 2022 Enterprise Leadership Annual Bonus Plan (the “Enterprise Leadership Annual Bonus Plan”). Under the Enterprise Leadership Annual Bonus Plan, Annual Bonuses for 2022 were determined based on the achievement of revenue, Adjusted EBITDA and new bookings targets of our Enterprise Solutions segment. Company targets under our annual bonus plans are generally established by our Board in its discretion during the first quarter of the calendar year.

Annual Bonuses are generally paid after the end of the calendar year in which they were earned following the determination of performance achievement. For the year ended December 31, 2022, Messrs. Bennett and Semel’s Annual Bonuses were based 70% on our Company revenue performance, and 30% on our Company Adjusted EBITDA performance. For the year ended December 31, 2022, Mr. O’Brien’s Annual Bonus was based 50% on revenue performance, 25% on Adjusted EBITDA, and 25% on new bookings performance, in each case for the results of our Enterprise Solutions segment.

Annual Bonuses are based on individualized target amounts for the applicable year, with ultimate payouts of up to 200% of these individualized targets (which maximum may be increased in exceptional circumstances). For the year ended December 31, 2022, the target Annual Bonuses for Messrs. Bennett, O’Brien and Semel were 50% of each of their respective eligible base salaries, or $300,000, $205,890, and $136,233, respectively (which targets for Messrs. O'Brien and Semel reflect their prorated period of employment during 2022). On November 8, 2021, Mr. Bennett’s bonus amount was increased from 40% to 50% of his base salary, effective January 1, 2022. The target Annual Bonuses for Messrs. O’Brien and Semel were established upon their commencement of employment. For the year ended December 31, 2022, Annual Bonuses for Messrs. Bennett and Semel were earned and paid out at 119% of target, while Mr. O'Brien’s Annual Bonus was earned and paid out at 98% of target. The actual annual cash bonuses awarded to each named executive officer for 2022 performance are set forth above in the Summary compensation table in the column entitled “Non-Equity Incentive Plan Compensation.”

Equity compensation

2021 Plan

In connection with our IPO, we adopted (and our stockholders approved) the EngageSmart, Inc. 2021 Incentive Award Plan, which we refer to as the “2021 Plan”, in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and consultants and certain of our affiliates and to enable us and certain of our affiliates to obtain and retain services of these individuals, which is essential to our long-term success. Additionally, in connection with our IPO, we froze our Amended and Restated 2015 Stock Option Plan and all future equity incentives will be granted under the 2021 Plan.

During 2022, Mr. Bennett did not receive any awards under the 2021 Plan. Mr. O’Brien and Mr. Semel received 169,069 and 107,286 restricted stock units under the 2021 Plan, each in connection with their commencement of employment with the Company. The sign-on restricted stock units granted under the 2021 Plan to each executive generally vest as to 25% on the first anniversary of the vesting commencement date (February 1, 2023 for Mr. O’Brien and April 1, 2023 for Mr. Semel) and then in equal installments on each of the 12 quarterly anniversaries thereafter, subject to the executive’s continued service through the applicable vesting dates.

Other elements of compensation

CVR Unit Awards

Mr. Bennett also holds CVR Unit Awards under the Amended and Restated EngageSmart, Inc. CVR Bonus Award Plan, which we refer to as the "CVR Units" and the "CVR Plan", respectively. CVR Units entitle the holder, subject generally to the holder’s continued employment through the date of payment, to a pro-rata portion of a bonus pool (based on a participant’s share of CVR Units held). The amount of this bonus pool is based on certain cash distributions (including any cash distributions held back and later released) that General Atlantic would otherwise be entitled to receive if General Atlantic receives a pre-established performance threshold. The maximum amount of this bonus pool is capped at approximately $9,500,000, of which approximately $6,000,000 remained outstanding as of December 31, 2022.

In connection with our IPO, the CVR Plan was amended to reflect the conversion of EngageSmart, LLC into EngageSmart, Inc. (the “Corporate Conversion”) and the CVR Units otherwise remain subject to substantially the same terms and conditions applicable to the CVR Units immediately prior to our IPO (including, without limitation, vesting and payment terms).

No CVR Units were granted to our named executive officers in 2022. As of December 31, 2022, Mr. Bennett held 768,074 CVR Units, none of which are subject to any vesting conditions (other than continued employment through the date of payment, as described above).

Retirement plans

We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee contributions, and these matching contributions are subject to two-year vesting. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making matching contributions, adds to the overall desirability of our executive compensation package and further incentives our employees, including our named executive officers, in accordance with our compensation policies.

Employee benefits and perquisites

Health/Welfare Plans. All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:

•
medical, dental and vision benefits;
•
medical and dependent care flexible spending accounts;
•
health savings accounts;
•
short-term and long-term disability insurance; and
•
life insurance.

We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

No tax gross-ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by us.

Outstanding equity awards at year end

The following table summarizes the number of shares of Common Stock underlying outstanding equity incentive plan awards held by each named executive officer as of December 31, 2022.

	Option Awards (1)(2)					Stock Awards
Name and Principal Position	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested ($)(5)
Robert P. Bennett	2/2/2021	112,500	337,500	5.67	2/1/2031	—	—
	9/23/2021(3)	—	—	—	—	28,846	507,690
Kevin O’Brien	2/1/2022(4)					169,069	2,975,614
Scott Semel	4/5/2022(4)					107,286	1,888,234

(1)
All of the outstanding stock options were originally granted under and subject to the terms of the Amended and Restated 2015 Stock Option Plan (the “LLC Option Plan”) in effect prior to our IPO and were converted from options to purchase Class A-3 common shares into options to purchase shares of our common stock in connection with our IPO (“Converted Options”). The vesting of each stock option is subject to the executive’s continuous service with us through the applicable vesting dates. Under the documentation of the Converted Options in effect as of December 31, 2022, the vesting of all Converted Options is generally subject to acceleration upon the occurrence of a change in control of our company.
(2)
The Converted Option award vests as to 25% on the first anniversary of the grant date and in 12 equal quarterly installments thereafter. All Converted Options were granted with a per share exercise price equal to the fair market value of one Class A-3 common share on the date of grant, which exercise price was converted in connection with the Corporate Conversion in a manner that maintained the aggregate spread of the Converted Options as of immediately prior to the Corporate Conversion.
(3)
All of the outstanding restricted stock units were granted under the 2021 Plan. The vesting of the restricted stock unit award is subject to the executive’s continuous service with us through the applicable vesting dates. The restricted stock unit award vests in equal quarterly installments on the first 16 quarterly anniversaries of the grant date.
(4)
All of the outstanding restricted stock units were granted under the 2021 Plan. The vesting of each restricted stock unit award is subject to the executive’s continuous service with us through the applicable vesting dates. The restricted stock unit award vests as to 25% of the shares underlying the award on the first anniversary of the vesting commencement date (February 1, 2023 for Mr. O’Brien and April 1, 2023 for Mr. Semel) and then in equal installments on each of the twelve quarterly anniversaries thereafter.
(5)
Amounts are calculated based on multiplying the number of shares shown in the table by the per share closing price of our common stock on December 31, 2022, which was $17.60.

Executive Employment Agreements

In connection with our IPO, we entered into a new employment agreement with Mr. Bennett, effective as of the consummation of the Corporate Conversion. We also entered into employment agreements with Mr. O’Brien and Mr. Semel, effective February 1, 2022 and March 1, 2022, respectively, in connection with their commencement of employment with us. We refer to these agreements as the "Executive Employment Agreements". The material terms of the Executive Employment Agreements as of December 31, 2022 were as follows:

•
Position. Mr. Bennett, Mr. O’Brien and Mr. Semel serve as our Chief Executive Officer, President, Enterprise Solutions, and SVP, General Counsel (which was subsequently changed to Chief Legal Officer), respectively. Mr. Bennett reports to our board of directors and Messrs. O’Brien and Semel report to our Chief Executive Officer.
•
Term. Mr. Bennett’s Executive Employment Agreement has a two-year term and each of Mr. O’Brien’s and Mr. Semel’s Executive Employment Agreements have a three-year term, each with automatic renewals for one-year terms thereafter.
•
Salary. Mr. Bennett, Mr. O’Brien and Mr. Semel have annual base salaries of $600,000, $450,000, and $325,000, respectively.

•
Annual Bonus. Mr. Bennett’s agreement provides for annual target bonuses equal to at least 40% of his annual base salary, which was increased to 50% of his base salary, effective January 1, 2022. Mr. O’Brien and Mr. Semel each have annual target bonuses equal to at least 50% of each of their annual base salaries, respectively.
•
Severance.
•
In the event Mr. Bennett is terminated without cause or resigns for good reason (in each case as defined in his Executive Employment Agreement) more than three months before or more than 12 months after a change in control (as defined in his Executive Employment Agreement), Mr. Bennett will be entitled to receive 12 months of continued base salary and 6 months of continued health and welfare benefits. In the event Mr. Bennett is terminated without cause or resigns for good reason within the three month period preceding or the 12 month period following a change in control, Mr. Bennett will be entitled to receive 18 months of base salary and health and welfare benefits, 100% of his pro-rata target bonus, and 100% acceleration of all time-based equity awards.
•
In the event Mr. O’Brien is terminated without cause or resigns for good reason (in each case as defined in his Executive Employment Agreement) more than two months before or more than 12 months after a change in control (as defined in his Executive Employment Agreement), the Executive Employment Agreement provides for severance in the form of 9 months of continued base salary and 6 months of continued health and welfare benefits. In the event Mr. O’Brien is terminated without cause or resigns for good reason within the two-month period preceding or the 12 month period following a change in control, he will be entitled to receive 12 months of base salary and health and welfare benefits, 100% of his pro-rata target bonus, and 100% acceleration of all time-based equity awards.
•
In the event Mr. Semel is terminated without cause or resigns for good reason (in each case as defined in his Executive Employment Agreement) more than one month before or more than 12 months after a change in control (as defined in his Executive Employment Agreement), the Executive Employment Agreement provides for severance in the form of 6 months of continued base salary and 6 months of continued health and welfare benefits. In the event Mr. Semel is terminated without cause or resigns for good reason within the one month period preceding or the 12 month period following a change in control, he will be entitled to receive 9 months of base salary and health and welfare benefits, 100% of his pro-rata target bonus, and 100% acceleration of all time-based equity awards.
•
In addition, if any of the named executive officers is terminated by reason of death or disability (as defined in the Executive Employment Agreements), he will be entitled to 100% acceleration of all time-based equity awards.
•
Restrictive Covenants. The Executive Employment Agreements include 12 month post-employment non-competition and non-solicitation covenants.

Director compensation

The following table sets forth information concerning the compensation of the members of the board of directors of EngageSmart, Inc. for the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
Paul G. Stamas(1)	—	—	—
Deborah A. Dunnam	70,418	170,000	240,418
Matthew G. Hamilton(1)	—	—	—
David Mangum	80,000	170,000	250,000
Preston McKenzie(1)	—	—	—
Raph Osnoss(1)	—	—	—
Diego Rodriguez(4)	62,517	444,519	507,036

(1)
Each of Messrs. Stamas, Hamilton, McKenzie and Osnoss is an employee of General Atlantic (or an affiliate of General Atlantic) or Summit Partners and, as a result, are not eligible to receive compensation under their respective internal policies.
(2)
Amounts reflect (i) $60,000 in annual retainer fees received by Ms. Dunnam for her service as a member of the Board and additional annual retainer fees of $10,000 and $418 for her service as a member of the Audit Committee and the Nominating and Corporate Governance Committee, respectively; (ii) $60,000 in annual retainer fees received by Mr. Mangum for his service as a member of the Board and an additional annual retainer fee of $20,000 for his service as chairman of the Audit Committee; and (iii) $56,935 in annual retainer fees received by Mr. Rodriguez for his service as a member of the Board and additional retainer fees of $1,786 and $3,796 for his service as a member of the Audit Committee and the Nominating and Corporate Governance Committee, respectively.
(3)
In accordance with SEC rules, these amounts reflect the aggregate grant-date fair value of the restricted stock unit awards granted during 2022 computed in accordance with ASC Topic 718 for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 13 – Stock-based Compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. These amounts do not reflect the actual economic value that will be realized by the non-employee director upon the vesting of the restricted stock units or the sale of the common stock underlying such restricted stock units.
(4)
Mr. Rodriguez was appointed to the Board effective January 19, 2022.

As of December 31, 2022, each of our non-employee directors held the number of stock awards and stock options set forth in the following table.

Name	Stock Awards (#)	Option Awards (#)
Paul G. Stamas	—	—
Deborah A. Dunnam	27,730(1)	—
Matthew G. Hamilton	—	—
David Mangum	8,500(2)	225,000(3)
Preston McKenzie	—	—
Raph Osnoss	—	—
Diego Rodriguez	22,668(4)	—
(1)
Amount reflects (i) restricted stock units granted on September 23, 2021 in connection with our IPO, which restricted stock units vest in equal annual installments on each of the first three anniversaries of the pricing date of our IPO and (ii) restricted stock units granted on May 24, 2022 in connection with our 2022 Annual Meeting, which restricted stock units vest on the earlier of May 24, 2023 or one day prior to our 2023 Annual Meeting.
(2)
Amount reflects restricted stock units granted on May 24, 2022 in connection with our 2022 Annual Meeting, which restricted stock units vest on the earlier of May 24, 2023 or one day prior to our 2023 Annual Meeting.
(3)
Amount reflects Converted Options granted on November 1, 2019, which have a converted exercise price of $3.02. The Converted Options vest as to 25% on the first anniversary of the grant date and in 12 equal quarterly installments thereafter subject to Mr. Mangum’s continued service through each applicable vesting date. The vesting of Mr. Mangum’s Converted Options is subject to acceleration upon the occurrence of a qualifying Change in Control (including a Change in Control within six months following the termination of Mr. Mangum’s directorship without Cause (as defined in the LLC Option Plan) or as a result of his becoming employed by or a member of the board of directors of another portfolio company of General Atlantic).
(4)
Amount reflects restricted stock units granted on January 19, 2022 in connection with Mr. Rodriguez’s appointment to the Board, which restricted stock units shall vest in three (3) equal annual installments beginning on the first anniversary of the date of grant.

Non-Employee Director Compensation Policy

In connection with our IPO, we implemented a compensation policy that is applicable to all of our independent non-employee directors. Under this compensation policy, each non-employee director receives an annual cash retainer of $60,000. In addition, (i) the Chairperson of the Board receives an additional annual retainer of $22,500, (ii) the Lead Independent Director of the Board receives an additional annual retainer of $15,000, (iii) the Chairpersons of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, receive additional annual retainers of $20,000, $12,500, and $8,000, respectively, and (iv) non-Chairperson members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee receive additional annual retainers of $10,000, $6,000, and $4,000, respectively.

In addition, under our non-employee director compensation policy, each non-employee director receives a restricted stock unit award with a grant date value of $500,000 in respect of his or her initial election or appointment, which award shall vest in three (3) equal installments on the first three (3) anniversaries of the date of grant, subject to such non-employee director continuing in service through each such date. Each such non-employee director will also receive an annual restricted stock unit award with a grant date value of $170,000 on the date of each annual meeting at least six months after the non-employee director is initially elected or appointed, with all such annual restricted stock unit awards vesting on the first anniversary of the grant date of the award (or immediately prior to the date of the annual shareholder meeting immediately following the date of grant, if sooner), subject to such non-employee director continuing in service through such date. The vesting of all restricted stock unit awards under the policy will accelerate and vest in full upon a change in control (as defined in the 2021 Plan).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our Common Stock as of March 24, 2023 by:

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock outstanding;
•
each of our directors;
•
each of our named executive officers for 2022; and
•
all directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 166,580,027 shares of Common Stock outstanding as of March 24, 2023. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 24, 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is 30 Braintree Hill Office Park, Suite 101, Braintree, Massachusetts 02184. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Holders of More than 5%:
Entities affiliated with General Atlantic(1)	90,271,540	54.2%
Entities affiliated with Summit Partners(2)	25,004,973	15.0%
Named Executive Officers and Directors:
Robert P. Bennett(3)	3,384,696	2.03%
Kevin O’Brien(4)	42,226	*
Scott Semel(5)	30,345	*
Paul G. Stamas	—	*
Matthew G. Hamilton	—	*
David Mangum(6)	205,374	*
Preston McKenzie	—	*
Raph Osnoss	—	*
Deborah A. Dunnam(7)	14,845	*
Diego Rodriguez(8)	3,853	*
All current executive officers and directors as a group (12 persons)(9)	4,410,747	2.65%

* Represents less than 1%.

(1)
Based on information reported on a Schedule 13G filed on February 11, 2022 as modified by a Form 4 filed on March 7, 2023, in each case, jointly filed by General Atlantic (IC), L.P., a Delaware limited partnership ("GA IC"), General Atlantic Partners 100, L.P., a Delaware limited partnership ("GAP 100"), General Atlantic Partners (Bermuda) EU, L.P., a Bermuda limited partnership ("GAP Bermuda EU"), GAP Coinvestments III, LLC, a Delaware limited liability company ("GAPCO III"), GAP Coinvestments IV, LLC, a Delaware limited liability company ("GAPCO IV"), GAP Coinvestments V, LLC, a Delaware limited liability company ("GAPCO V"), and GAP Coinvestments CDA, L.P., a Delaware limited partnership ("GAPCO CDA", and together with GAP 100, GAP Bermuda EU, GAPCO III, GAPCO IV, and GAPCO V, the "GA Funds") the general partner of GA IC is General Atlantic (SPV) GP, LLC, a Delaware limited liability company ("GA

SPV"). The general partner of GAP 100 is GA GenPar. The general partner of GAP Bermuda EU is General Atlantic GenPar Bermuda L.P., a Bermuda limited partnership ("GenPar Bermuda"). General Atlantic, L.P., a Delaware limited partnership ("GA LP"), which is controlled by the Management Committee of GASC MGP, LLC, a Delaware limited liability company (the "Management Committee"), is the managing member of GAPCO III, GAPCO IV and GAPCO V, the general partner of GAPCO CDA and GA GenPar, and the sole member of GA SPV. The general partner of GenPar Bermuda is GAP (Bermuda) L.P., a Bermuda limited Partnership ("GAP Bermuda"), which is also controlled by the Management Committee. There are nine members of the Management Committee. Each of the Reporting Persons has shared voting and dispositive power over 90,271,540 shares of our Common Stock. Each of the members of the Management Committee disclaims ownership of the shares reported herein except to the extent that he has a pecuniary interest therein. The business address of GA LP, GAP 100, GAPCO III, GAPCO IV, GAPCO V, GAPCO CDA, GA GenPar, GA SPV and GA IC is c/o General Atlantic Service Company, L.P., 55 East 52nd Street, 33rd Floor, New York, NY 10055. The business address of GAP Bermuda EU, GenPar Bermuda and GAP Bermuda is Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda.
(2)
Based on information reported on a Schedule 13G filed on February 4, 2022 as modified by a Form 4 jointly filed on March 7, 2023 by Summit Partners L.P., Summit Partners Growth Equity Fund VIII-A, L.P., Summit Partners Growth Equity Fund VIII-B, L.P., Summit Partners Entrepreneur Advisors Fund I, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P., Scott Collins and Peter Y. Chung. Consists of (i) 17,948,333 shares of Common Stock held by Summit Partners Growth Equity Fund VIII-A, L.P., (ii) 6,556,911 shares of Common Stock held by Summit Partners Growth Equity Fund VIII-B, L.P., (iii) 119,071 shares of Common Stock held by Summit Partners Entrepreneur Advisors Fund I, L.P., (iv) 343,615 shares of Common Stock held by Summit Investors I, LLC and (v) 37,043 shares of Common Stock held by Summit Investors I (UK), L.P. Summit Partners, L.P. is the managing member of Summit Partners GE VIII, LLC, which is the general partner of Summit Partners GE VIII, L.P., which is the general partner of each of Summit Partners Growth Equity Fund VIII-A, L.P. and Summit Partners Growth Equity Fund VIII-B, L.P. Summit Master Company, LLC is the (A) sole managing member of Summit Partners Entrepreneur Advisors GP, LLC, which is the general partner of Summit Partners Entrepreneur Advisors Fund I, L.P., and (B) the managing member of Summit Investors Management, LLC, which is the manager of Summit Investors I, LLC and the general partner of Summit Investors I (UK), L.P. Summit Master Company, LLC, as the sole managing member of Summit Partners Entrepreneur Advisors GP, LLC and the managing member of Summit Investors Management, LLC, has delegated investment decisions, including voting and dispositive power, to Summit Partners, L.P. Investment decisions for Summit Partners, L.P. are made by its two-person Investment Committee, which is currently composed of Scott Collins and Peter Y. Chung. Summit Partners L.P., Scott Collins and Peter Y. Chung each have shared voting and dispositive power over the shares held by each of these entities and therefore beneficially owns such shares. Each of the entities affiliated with Summit Partners, L.P. that are mentioned herein and each of Mr. Collins and Mr. Chung disclaims beneficial ownership of the shares of Common Stock, in each case, except to the extent of it or his pecuniary interest therein. The business address for each of the foregoing entities and individuals is 222 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.
(3)
Consists of (i) 865,539 shares of Common Stock held by Mr. Bennett, (ii) 187,500 shares of Common Stock underlying options held by Mr. Bennett that are currently exercisable or will be exercisable within 60 days of March 24, 2023, (iii) 21,780 shares issuable upon vesting of restricted stock units within 60 days of March 24, 2023, (iv) 893,877 shares of Common Stock held by The Robert P. Bennett 2020 Grantor Retained Annuity Trust, of which Mr. Bennett serves as the sole trustee, and (v) 1,416,000 shares of Common Stock held by The Bennett Family 2020 Trust, of which John Burgess and Martha Bennett, Mr. Bennett’s spouse, serve as trustees. Martha Bennett may be deemed to share voting and dispositive power with respect to the shares held by The Bennett Family 2020 Trust.
(4)
Consists of (i) 29,547 shares of Common Stock, and (ii) 12,679 shares issuable upon vesting of restricted stock units held by Mr. O'Brien within 60 days of March 24, 2023.
(5)
Consists of 30,345 shares issuable upon vesting of restricted stock units held by Mr. Semel within 60 days of March 24, 2023.
(6)
Consists of (i) 196,874 shares of Common Stock underlying options held by Mr. Mangum that are currently exercisable or would be exercisable within 60 days of March 24, 2023 and (ii) 8,500 shares issuable upon vesting of restricted stock units within 60 days of March 24, 2023.

(7)
Consists of (i) 6,345 shares of Common Stock, and (ii) 8,500 shares issuable upon vesting of restricted stock units held by Ms. Dunnam within 60 days of March 24, 2023.
(8)
Consists of 3,853 shares of Common Stock held by Mr. Rodriguez.
(9)
Consists of (i) 3,231,954 shares of Common Stock directly or indirectly held by all of our current directors and executive officers as a group, (ii) 1,083,022 shares of Common Stock underlying options held by all of our current directors and executive officers as a group that, within 60 days of March 24, 2023, are currently exercisable or will be exercisable and (iii) 95,771 shares of Common Stock underlying restricted stock units held by all of our current directors and executive officers as a group that vest within 60 days of March 24, 2023.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our legal department is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant known facts and circumstances of each related person transaction, including whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, whether the transaction is inconsistent with the interest of the Company and its stockholders and the extent of the related person’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairperson of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

All transactions described below that were entered into following the consummation of the IPO were undertaken in compliance with our Related Person Transaction Policy described above, including review and approval by our Audit Committee.

Relationships and Transactions with Directors, Executive Officers and Significant Stockholders

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2022, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”

Registration Rights Agreement

On September 22, 2021, and as further amended on November 2, 2022, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with General Atlantic, Summit, Robert P. Bennett, our Chief Executive Officer and a director, and certain other stockholders. Subject to several exceptions, including underwriter cutbacks and our right to defer a demand registration and shelf registration under certain circumstances, General Atlantic and Summit (together, the “Demand Investors”) may require that we register for public resale under the Securities Act any or all shares of Common Stock constituting registrable securities at any time, subject to certain exceptions, so long as the securities requested to be registered or sold in an underwritten shelf offering are anticipated to have an aggregate offering price, net of underwriting discounts and commissions, of least $100.0 million. The Demand Investors also have the right to sell registrable securities held by them pursuant to an underwritten block trade or similar transaction off of a shelf registration statement, each subject to limited participation rights and other restrictions, including that the aggregate anticipated offering price, net of underwriting discounts and commissions, is at least $25.0 million.

If any of the Demand Investors makes a request for registration, the non-requesting parties to the Registration Rights Agreement who hold Common Stock constituting registrable securities will be entitled to customary piggyback registration rights in connection with the request, and if the request is for an underwritten offering, such piggyback registration rights will be subject to underwriter cutback provisions, with priority for registration of shares going first to the Demand Investors on a pro rata basis, second, to the other holders under the Registration Rights Agreement, and third, to us if we are proposing to sell securities for our own account. In addition, the parties to the Registration Rights Agreement will be entitled to piggyback registration rights with respect to any registration initiated by us or another stockholder, and if any such registration is in the form of an underwritten offering, such piggyback registration rights will be subject to customary cutback provisions, with priority for registration of shares going first to us or such other stockholder, as applicable, second to the other holders under the Registration Rights Agreement and third to other stockholders who request to participate in such offering.

In connection with the registrations described above, we will indemnify any selling stockholders and bear substantially all fees and expenses other than underwriting discounts and commissions.

Stockholders’ Agreement

On September 22, 2021, we entered into a stockholders’ agreement (the “Stockholders’ Agreement”) with General Atlantic, Summit, and Robert P. Bennett, our Founder and Chief Executive Officer, that will provide General Atlantic and Summit with the right to nominate a specified number of our directors determined based on the voting power held by General Atlantic and Summit. For so long as General Atlantic beneficially owns shares of Common Stock representing over 50% of the Common Stock then outstanding, General Atlantic will be entitled to nominate five directors to serve on our board of directors, at least two of which such directors must be “independent directors” under applicable law and stock exchange listing standards. For so long as General Atlantic beneficially owns shares of Common Stock representing at least 30% but less than or equal to 50% of the Common Stock then outstanding, General Atlantic will be entitled to nominate three directors to serve on our board of directors. For so long as General Atlantic beneficially owns shares of Common Stock representing at least 20% but less than 30% of the Common Stock then outstanding, General Atlantic will be entitled to nominate two directors to serve on our board of directors. For so long as General Atlantic beneficially owns shares of Common Stock representing at least 10% of the Common Stock then outstanding, General Atlantic will be entitled to nominate one director to serve on our board of directors. For so long as Summit beneficially owns at least 10% of the Common Stock then outstanding, Summit will be entitled to nominate one director to serve on our board of directors.

Additionally, so long as General Atlantic beneficially owns at least 25% of the Common Stock then outstanding, the prior written consent of General Atlantic will be required prior to taking the following actions:

•
any acquisition or disposition where aggregate consideration is greater than $150,000,000 in a single transaction or series of related transactions;
•
any transaction in which any person or group acquires more than 50% of our then outstanding capital stock or the power to elect a majority of the members of the Board;
•
any incurrence or refinancing of our indebtedness or that of our subsidiaries to the extent such incurrence or refinancing would result in us or our subsidiaries having indebtedness in excess of $250,000,000 in the aggregate;
•
hiring or termination of our Chief Executive Officer;
•
for so long as General Atlantic beneficially owns at least 10% of the Common Stock then outstanding, any increase or decrease in the size of the Board;
•
any reorganization, recapitalization, voluntary bankruptcy, liquidation, dissolution or winding-up;
•
any redemption, repurchase or other acquisition by us of our equity securities or any declaration thereof, with customary exceptions;
•
any payment or declaration of any dividend or distribution on any equity securities of us or our non-wholly-owned subsidiaries or entering into a recapitalization transaction the primary purpose of which is to pay a dividend or distribution;
•
any amendment, alteration or repeal of any provision of our governing documents in a manner that adversely affects the powers, preferences or rights of General Atlantic; or

•
any adoption, approval or issuance of any “poison pill,” stockholder or similar rights plan by us or our subsidiaries.

Indemnification agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines, and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Contingent value rights

CVR Units

Certain of our executive officers and other employees, among others, currently hold CVR Unit Awards, or the CVR Units, under the CVR Bonus Award Plan, or the CVR Plan. CVR Units entitle the holder, subject generally to the holder’s continued employment through the date of payment, to a pro-rata portion of a bonus pool (based on a participant’s share of CVR Units held). The amount of this bonus pool is based on certain cash distributions that General Atlantic would otherwise be entitled to receive if General Atlantic receives a pre-established threshold in connection with and/or following an exit event, as defined in the LLC Agreement. The maximum amount of this bonus pool is capped at approximately $9,500,000, of which approximately $6,000,000 remained outstanding as of December 31, 2022. In connection with the IPO, the CVR Plan was amended and the CVR Units otherwise remain subject to substantially the same terms and conditions applicable to the CVR Units immediately prior to the IPO (including, without limitation, vesting and payment terms). General Atlantic entered into a promissory note with us in connection with the IPO that requires General Atlantic to make a capital contribution to us equal to the amount of any payments made by us to holders of CVR Units pursuant to the CVR Plan.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 30 Braintree Hill Office Park, Suite 101, Braintree, Massachusetts 02184 in writing not later than December 7, 2023.

Stockholders intending to present a proposal at the 2024 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting of Stockholders no earlier than January 18, 2024 and no later than February 17, 2024. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 17, 2024, then our Secretary must receive such written notice not later than the close of business on the 90th day prior to the 2024 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us. Notwithstanding the foregoing, for as long as General Atlantic owns 40% or more of the voting power of our outstanding Common Stock, such advance notice procedure will not apply to them.

In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules (once they become effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on the Company’s review of the reports that have been filed by or on behalf of such person in this regard, we believe that all such persons complied with on a timely basis with all Section 16(a) filing requirements during the fiscal year ended December 31, 2022, except for the following forms that were inadvertently filed late: (i) one Form 3 for each of Diego Rodriguez and Scott Semel, (ii) one Form 4 reporting one transaction for each of Diego Rodriguez, Deborah Dunnam and David Mangum, (iii) one Form 4 reporting two transactions for each of Jonathan Seltzer and Cassandra Hudson, and (iv) one Form 4 reporting three transactions for Robert P. Bennett.

OTHER MATTERS

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2024 annual meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

ENGAGESMART’S ANNUAL REPORT ON FORM 10-K

A copy of EngageSmart’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on March 24, 2023 without charge upon written request addressed to:

EngageSmart, Inc.

Attention: Secretary

30 Braintree Hill Office Park, Suite 101

Braintree, Massachusetts 02184

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 at investors.engagesmart.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Scott Semel, Chief Legal Officer and Secretary

Braintree, Massachusetts

April 5, 2023

SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 16, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ESMT2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 16, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ENGAGESMART, INC. 30 BRAINTREE HILL OFFICE PARK, SUITE 101 BRAINTREE, MASSACHUSETTS 02184 V02254-P88934 Withhold All For All ENGAGESMART, INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. For All Except The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Class II Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified. Nominees: 01) Matthew G. Hamilton 02) David Mangum 03) Raph Osnoss Abstain Against For The Board of Directors recommends you vote FOR the following proposal: ! ! ! 2. Ratification of the appointment of Deloitte & Touche LLP as EngageSmart, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2023. NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V02255-P88934 EngageSmart, Inc. Annual Meeting of Stockholders May 17, 2023 12:00 PM, Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder(s) of EngageSmart, Inc. hereby appoint(s) Scott Semel and Robert P. Bennett, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, of EngageSmart, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 p.m., Eastern Time on Wednesday, May 17, 2023 via live webcast accessible at www.virtualshareholdermeeting.com/ESMT2023, and any continuation, adjournment or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side